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                                                                    EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-99176 and 333-40967.

ARTHUR ANDERSEN LLP
New York, New York
March 24, 1998